Exhibit 99.2

Intuitive Surgical, Inc. Trended Quarterly and Annual Condensed Income Statement and Other Metrics (in millions, except per share data) 2011 - 2013

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	FY11	FY12	FY13
Condensed Income Statement
Revenue	$388.1	$425.7	$446.7	$496.8	$495.2	$536.5	$537.8	$609.3	$611.4	$578.5	$499.0	$576.2	$1,757.3	$2,178.8	$2,265.1
Gross Profit	278.8	306.6	325.5	362.9	355.9	386.4	390.1	437.9	434.3	405.2	356.7	398.0	1,273.8	1,570.3	1,594.2
Gross Profit Percentage	71.8%	72.0%	72.9%	73.0%	71.9%	72.0%	72.5%	71.9%	71.0%	70.0%	71.5%	69.1%	72.5%	72.1%	70.4%

SG&A Expenses	99.1	106.5	111.2	122.0	124.2	120.9	129.0	148.1	141.5	145.5	139.3	147.7	438.8	522.2	574.0
Research and Development	31.4	32.0	35.4	41.4	38.4	40.2	49.7	41.7	41.6	41.2	43.2	41.7	140.2	170.0	167.7
Total Operating Expenses	130.5	138.5	146.6	163.4	162.6	161.1	178.7	189.8	183.1	186.7	182.5	189.4	579.0	692.2	741.7

Operating Income	148.3	168.1	178.9	199.5	193.3	225.3	211.4	248.1	251.2	218.5	174.2	208.6	694.8	878.1	852.5
Percentage of Sales	38.2%	39.5%	40.0%	40.2%	39.0%	42.0%	39.3%	40.7%	41.1%	37.8%	34.9%	36.2%	39.5%	40.3%	37.6%

Other Income	5.3	4.1	1.9	3.6	3.8	4.0	4.3	3.7	4.3	4.3	3.9	5.9	14.9	15.8	18.4

Earnings Before Taxes	153.6	172.2	180.8	203.1	197.1	229.3	215.7	251.8	255.5	222.8	178.1	214.5	709.7	893.9	870.9

Income Taxes	49.5	54.8	58.4	51.9	53.6	74.4	32.4	76.9	66.6	63.7	21.3	48.3	214.6	237.3	199.9
Income Tax Rate	32.2%	31.8%	32.3%	25.6%	27.2%	32.4%	15.0%	30.5%	26.1%	28.6%	12.0%	22.5%	30.2%	26.5%	23.0%

Net Income	$104.1	$117.4	$122.4	$151.2	$143.5	$154.9	$183.3	$174.9	$188.9	$159.1	$156.8	$166.2	$495.1	$656.6	$671.0
Earings Per Share	$2.59	$2.91	$3.05	$3.75	$3.50	$3.75	$4.46	$4.25	$4.56	$3.90	$3.99	$4.28	$12.32	$15.98	$16.73
Diluted Shares Outstandng (in thousands)	40,200	40,300	40,100	40,300	41,000	41,300	41,100	41,200	41,400	40,829	39,300	38,800	40,200	41,100	40,100

Intuitive Surgical, Inc. Trended Quarterly and Annual Condensed Income Statement and Other Metrics (in millions, except per share data) 2011 - 2013

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	FY11	FY12	FY13
Reconciliation of Non-GAAP Financial Measures (1)
Net Income - GAAP	$104.1	$117.4	$122.4	$151.2	$143.5	$154.9	$183.3	$174.9	$188.9	$159.1	$156.8	$166.2	$495.1	$656.6	$671.0

Amortization of intangible assets	4.4	4.3	4.4	4.7	5.8	6.2	5.2	5.9	5.6	5.7	5.3	4.7	17.8	23.1	21.3
Income tax benefit	1.6	1.6	1.6	1.7	2.1	2.2	1.9	2.2	2.0	2.1	1.9	1.7	6.5	8.4	7.7
Amortization of intangible assets, net	2.8	2.7	2.8	3.0	3.7	4.0	3.3	3.7	3.6	3.6	3.4	3.0	11.3	14.7	13.6

Share-based compensation expense	32.1	34.8	34.9	34.6	34.4	33.3	47.3	38.3	38.2	38.7	50.4	41.6	136.4	153.3	168.9
Income tax benefit	10.5	11.2	10.4	10.8	11.0	10.1	14.9	11.5	12.2	12.4	16.5	17.4	42.9	47.5	58.5
Share-based compensation expense, net	21.6	23.6	24.5	23.8	23.4	23.2	32.4	26.8	26.0	26.3	33.9	24.2	93.5	105.8	110.4

Non-GAAP Net Income	$128.5	$143.7	$149.7	$178.0	$170.6	$182.1	$219.0	$205.4	$218.5	$189.0	$194.1	$193.4	$599.9	$777.1	$795.0
Non-GAAP Earings Per Share	$3.20	$3.57	$3.73	$4.42	$4.16	$4.41	$5.33	$4.99	$5.28	$4.63	$4.94	$4.98	$14.92	$18.91	$19.83

Other Metrics
Cash and Investments	$1,757.0	$1,822.0	$1,887.3	$2,171.8	$2,371.0	$2,631.2	$2,701.1	$2,920.5	$3,116.0	$3,027.2	$2,532.3	$2,753.9	$2,171.8	$2,920.5	$2,753.9
Capital, IP, Business Acquisitions	$14.7	$38.5	$14.5	$15.2	$48.3	$8.1	$29.7	$55.7	$16.7	$25.0	$34.0	$28.9	$82.9	$141.8	$104.6
Share Repurchases	$11.6	$139.1	$181.1	$—	$—	$15.2	$169.8	$53.3	$145.7	$269.6	$693.9	$—	$331.8	$238.3	$1,109.2
Headcount	1,729	1,769	1,845	1,924	2,018	2,100	2,192	2,362	2,480	2,683	2,774	2,792	1,924	2,362	2,792

(1)  These pro-forma amounts are non-GAAP financial measures. We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results.

Intuitive Surgical, Inc. Trended Quarterly and Annual Procedures, Revenue and Related Metrics Total Company 2011 - 2013

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	FY11	FY12	FY13
Revenue and Related Metrics
Instruments and Accessories Revenue (millions)	$157.4	$171.5	$175.8	$196.4	$207.8	$223.7	$218.0	$253.8	$261.1	$264.5	$239.1	$268.2	$701.1	$903.3	$1,032.9
Year over year growth	28%	34%	38%	30%	32%	30%	24%	29%	26%	18%	10%	6%	33%	29%	14%
Quarter over quarter growth	4%	9%	3%	12%	6%	8%	(3)%	16%	3%	1%	(10)%	12%
Year over year procedure growth	30%	30%	30%	27%	29%	26%	22%	25%	18%	18%	16%	12%	29%	25%	16%
Quarter over quarter procedure growth	4%	9%	2%	10%	5%	6%	(1)%	12%	—%	6%	(2)%	8%

Service Revenue (millions)	$63.6	$67.6	$71.8	$75.4	$80.8	$83.4	$87.8	$90.6	$94.4	$98.1	$101.4	$103.4	$278.4	$342.6	$397.3
Year over year growth	26%	22%	25%	24%	27%	23%	22%	20%	17%	18%	15%	14%	24%	23%	16%
Quarter over quarter growth	5%	6%	6%	5%	7%	3%	5%	3%	4%	4%	3%	2%

Total Recurring Revenue (millions)	$221.0	$239.1	$247.6	$271.8	$288.6	$307.1	$305.8	$344.4	$355.5	$362.6	$340.5	$371.6	$979.5	$1,245.9	$1,430.2
Year over year growth	28%	31%	34%	28%	31%	28%	24%	27%	23%	18%	11%	8%	30%	27%	15%
Quarter over quarter growth	4%	8%	4%	10%	6%	6%	—%	13%	3%	2%	(6)%	9%
% Recurring Revenue	57%	56%	55%	55%	58%	57%	57%	57%	58%	63%	68%	64%	56%	57%	63%

Systems Revenue (millions)	$167.1	$186.6	$199.1	$225.0	$206.6	$229.4	$232.0	$264.9	$255.9	$215.9	$158.5	$204.6	$777.8	$932.9	$834.9
Year over year growth	8%	11%	25%	27%	24%	23%	17%	18%	24%	(6)%	(32)%	(23)%	18%	20%	(11)%
Quarter over quarter growth	(6)%	12%	7%	13%	(8)%	11%	1%	14%	(3)%	(16)%	(27)%	29%

Total Revenue	$388.1	$425.7	$446.7	$496.8	$495.2	$536.5	$537.8	$609.3	$611.4	$578.5	$499.0	$576.2	$1,757.3	$2,178.8	$2,265.1
Year over year growth	18%	21%	30%	28%	28%	26%	20%	23%	23%	8%	(7)%	(5)%	24%	24%	4%
Quarter over quarter growth	—%	10%	5%	11%	—%	8%	—%	13%	—%	(5)%	(14)%	15%

Installed System Base Rollforward
Beginning Installed System Base	1,752	1,840	1,933	2,031	2,132	2,226	2,341	2,462	2,585	2,710	2,799	2,871	1,752	2,132	2,585
System Sales:
S Systems	7	8	16	8	8	8	16	8	2	3	1	—	39	40	6
Dual Consoles Si's	16	21	29	29	25	28	20	32	48	27	32	38	95	105	145
Single Console Si's	94	96	84	110	106	108	113	122	109	111	66	79	384	449	365
Si-e's	3	4	4	5	1	6	6	13	5	2	2	21	16	26	30
Total System Units Sales	120	129	133	152	140	150	155	175	164	143	101	138	534	620	546
Trade-In's/Retirements	(32)	(36)	(35)	(51)	(46)	(35)	(34)	(52)	(39)	(54)	(29)	(43)	(154)	(167)	(165)
Ending Installed System Base	1,840	1,933	2,031	2,132	2,226	2,341	2,462	2,585	2,710	2,799	2,871	2,966	2,132	2,585	2,966

Intuitive Surgical, Inc. Trended Quarterly and Annual Procedures, Revenue and Related Metrics United States 2011 - 2013

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	FY11	FY12	FY13
Revenue and Related Metrics
Instruments and Accessories Revenue (millions)	$125.7	$140.0	$146.6	$164.0	$168.4	$185.6	$186.3	$213.1	$213.5	$218.1	$195.2	$218.1	$576.3	$753.4	$844.9
Year over year growth	26%	30%	36%	29%	34%	33%	27%	30%	27%	18%	5%	2%	30%	31%	12%
Quarter over quarter growth	(1)%	11%	5%	12%	3%	10%	—%	14%	—%	2%	(10)%	12%
Year over year procedure growth	28%	27%	29%	27%	28%	27%	23%	26%	20%	17%	14%	10%	28%	26%	15%
Quarter over quarter procedure growth	2%	9%	4%	9%	3%	8%	1%	12%	(2)%	6%	(1)%	8%

Service Revenue (millions)	$50.6	$53.7	$57.0	$59.4	$63.1	$65.3	$69.0	$71.5	$74.3	$77.1	$78.9	$79.0	$220.7	$268.9	$309.3
Year over year growth	26%	22%	25%	23%	25%	22%	21%	20%	18%	18%	14%	10%	24%	22%	15%
Quarter over quarter growth	5%	6%	6%	4%	6%	3%	6%	4%	4%	4%	2%	—%

Total Recurring Revenue (millions)	$176.3	$193.7	$203.6	$223.4	$231.5	$250.9	$255.3	$284.6	$287.8	$295.2	$274.1	$297.1	$797.0	$1,022.3	$1,154.2
Year over year growth	26%	28%	32%	28%	31%	30%	25%	27%	24%	18%	7%	4%	28%	28%	13%
Quarter over quarter growth	1%	10%	5%	10%	4%	8%	2%	11%	1%	3%	(7)%	8%
% Recurring Revenue	59%	57%	58%	57%	59%	58%	60%	60%	63%	70%	75%	78%	58%	59%	71%

Systems Revenue (millions)	$120.9	$145.2	$148.7	$166.9	$159.2	$184.4	$167.3	$193.7	$170.3	$125.3	$92.0	$84.1	$581.7	$704.6	$471.7
Year over year growth	1%	8%	13%	40%	32%	27%	13%	16%	7%	(32)%	(45)%	(57)%	15%	21%	(33)%
Quarter over quarter growth	1%	20%	2%	12%	(5)%	16%	(9)%	16%	(12)%	(26)%	(27)%	(9)%

Total Revenue	$297.2	$338.9	$352.3	$390.3	$390.7	$435.3	$422.6	$478.3	$458.1	$420.5	$366.1	$381.2	$1,378.7	$1,726.9	$1,625.9
Year over year growth	14%	19%	24%	33%	31%	28%	20%	23%	17%	(3)%	(13)%	(20)%	23%	25%	(6)%
Quarter over quarter growth	1%	14%	4%	11%	—%	11%	(3)%	13%	(4)%	(8)%	(13)%	4%

Installed System Base Rollforward
Beginning Installed System Base	1,285	1,344	1,411	1,478	1,548	1,615	1,707	1,789	1,878	1,957	2,001	2,041	1,285	1,548	1,878
System Sales:
S Systems	1	—	5	2	—	—	—	—	—	—	—	—	8	—	—
Dual Consoles Si's	11	20	26	23	21	23	16	22	26	12	16	10	80	82	64
Single Console Si's	75	76	66	86	83	96	92	99	86	76	47	42	303	370	251
Si-e's	2	3	2	2	1	5	6	12	3	2	2	20	9	24	27
Total System Units Sales	89	99	99	113	105	124	114	133	115	90	65	72	400	476	342
Trade-In's/Retirements	(30)	(32)	(32)	(43)	(38)	(32)	(32)	(44)	(36)	(46)	(25)	(31)	(137)	(146)	(138)
Ending Installed System Base	1,344	1,411	1,478	1,548	1,615	1,707	1,789	1,878	1,957	2,001	2,041	2,082	1,548	1,878	2,082

Intuitive Surgical, Inc. Trended Quarterly and Annual Procedures, Revenue and Related Metrics International 2011 - 2013

	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12	Q3'12	Q4'12	Q1'13	Q2'13	Q3'13	Q4'13	FY11	FY12	FY13
Revenue and Related Metrics
Instruments and Accessories Revenue (millions)	$31.7	$31.5	$29.2	$32.4	$39.4	$38.1	$31.7	$40.7	$47.6	$46.4	$43.9	$50.1	$124.8	$149.9	$188.0
Year over year growth	40%	57%	51%	34%	24%	21%	9%	26%	21%	22%	38%	23%	44%	20%	25%
Quarter over quarter growth	31%	(1)%	(7)%	11%	22%	(3)%	(17)%	28%	17%	(3)%	(5)%	14%
Year over year procedure growth	40%	41%	34%	28%	31%	21%	20%	21%	14%	22%	25%	23%	35%	23%	21%
Quarter over quarter procedure growth	14%	7%	(8)%	14%	16%	(1)%	(8)%	15%	10%	6%	(6)%	13%

Service Revenue (millions)	$13.0	$13.9	$14.8	$16.0	$17.7	$18.1	$18.8	$19.1	$20.1	$21.0	$22.5	$24.4	$57.7	$73.7	$88.0
Year over year growth	25%	22%	28%	28%	36%	30%	27%	19%	14%	16%	20%	28%	26%	28%	19%
Quarter over quarter growth	4%	7%	6%	8%	11%	2%	4%	2%	5%	4%	7%	8%

Total Recurring Revenue (Millions)	$44.7	$45.4	$44.0	$48.4	$57.1	$56.2	$50.5	$59.8	$67.7	$67.4	$66.4	$74.5	$182.5	$223.6	$276.0
Year over year growth	35%	44%	42%	32%	28%	24%	15%	24%	19%	20%	31%	25%	38%	23%	23%
Quarter over quarter growth	22%	2%	(3)%	10%	18%	(2)%	(10)%	18%	13%	—%	(1)%	12%
% Recurring Revenue	49%	52%	47%	45%	55%	56%	44%	46%	44%	43%	50%	38%	48%	49%	43%

Systems Revenue (millions)	$46.2	$41.4	$50.4	$58.1	$47.4	$45.0	$64.7	$71.2	$85.6	$90.6	$66.5	$120.5	$196.1	$228.3	$363.2
Year over year growth	30%	23%	78%	—%	3%	9%	28%	23%	81%	101%	3%	69%	26%	16%	59%
Quarter over quarter growth	(21)%	(10)%	22%	15%	(18)%	(5)%	44%	10%	20%	6%	(27)%	81%

Total Revenue	$90.9	$86.8	$94.4	$106.5	$104.5	$101.2	$115.2	$131.0	$153.3	$158.0	$132.9	$195.0	$378.6	$451.9	$639.2
Year over year growth	32%	33%	59%	12%	15%	17%	22%	23%	47%	56%	15%	49%	31%	19%	41%
Quarter over quarter growth	(4)%	(5)%	9%	13%	(2)%	(3)%	14%	14%	17%	3%	(16)%	47%

Installed System Base Rollforward
Beginning Installed System Base	467	496	522	553	584	611	634	673	707	753	798	830	467	584	707
System Sales:
S Systems	6	8	11	6	8	8	16	8	2	3	1	—	31	40	6
Dual Consoles Si's	5	1	3	6	4	5	4	10	22	15	16	28	15	23	81
Single Console Si's	19	20	18	24	23	12	21	23	23	35	19	37	81	79	114
Si-e's	1	1	2	3	—	1	—	1	2	—	—	1	7	2	3
Total System Units Sales	31	30	34	39	35	26	41	42	49	53	36	66	134	144	204
Trade-In's/Retirements	(2)	(4)	(3)	(8)	(8)	(3)	(2)	(8)	(3)	(8)	(4)	(12)	(17)	(21)	(27)
Ending Installed System Base	496	522	553	584	611	634	673	707	753	798	830	884	584	707	884

# # #

This information is supplemental to the fourth quarter 2013 earnings press release issued by Intuitive Surgical, Inc. on January 23, 2014 and should be read in conjunction with that release and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 when filed with the U.S. Securities and Exchange Commission.